                                                                      EXHIBIT 10

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                             ---------
effective as of November 9, 2001, is among ENCOMPASS SERVICES CORPORATION, a Texas corporation (formerly Group Maintenance America Corp., the "Company"), the
                                                                  -------
Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions
                   ----------
listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively, the "Banks"), THE CHASE
                                                         -----
MANHATTAN BANK, individually as a Bank and as Syndication Agent, FIRST UNION NATIONAL BANK, individually as a Bank and as Documentation Agent, and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as Administrative
                                        ---------------
Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").
                                       --------------------

         A. The Company, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of February 22, 2000 (as amended, restated, or modified from time to time, the "Credit Agreement").
                   ----------------

         B. The Company has requested that the Credit Agreement be amended in certain respects, and the Banks party hereto are willing to comply with such request subject to the terms and provisions of this Amendment.

         NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                   Definitions
                                   -----------

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to
                     -----------
the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments
                                   ----------

         Section 2.1 Addition of Definitions. The following definitions are
                     -----------------------
hereby inserted in alphabetical order in Section 1.01 of the Credit Agreement and to read in their entirety as follows:

                  "Amount Limitation" means (a) $300,000,000 until the Performance Release Date (as defined below in the definition) and (b) the Total Revolving

         Loan Commitment after the Performance Release Date. For purposes of this definition, the "Performance Release Date" means the earliest of
         (i) the date when no Default or Event of Default has occurred and is continuing, that both the ratio of Funded Debt to pro forma EBITDA is
         4.25 to 1.00 or less for the remaining term of the Loans as required by
         Section 7.11 of this Agreement and the ratio of Senior Debt to pro forma EBITDA is 2.50 to 1.00 or less for the remaining term of the Loans as required by Section 7.12 of this Agreement, (ii) the date (which must occur after the fiscal period for which the Company has delivered a certificate pursuant to Section 6.01(d) that reflects that the above mentioned ratios have been met by the Company for such fiscal period and that no Default or Event of Default has occurred and is continuing) that the Company notifies the Administrative Agent in writing that the referenced covenants have been voluntarily reduced by the Company to the levels specified in clause (i) above for the remaining term of the Loans or (iii) the date that Banks holding 51% of Revolving Loan Commitments consent in writing that the Performance Release Date has occurred.

                  "Covenant Reduction Date" means the earlier of (i) the date that both the ratio of Funded Debt to pro forma EBITDA is 3.50 to 1.00 or less for the remaining term of the Loans as required by Section 7.11
                                                                    ------------
         of this Agreement and the ratio of Senior Debt to pro forma EBITDA is
         2.50 to 1.00 or less for the remaining term of the Loans as required by
         Section 7.12 of this Agreement, and (ii) the date (which must occur
         ------------
         after the fiscal period for which the Company has delivered a certificate pursuant to Section 6.01(d) that reflects that the above
                                 ---------------
         referenced ratios have been met by the Company for such fiscal period and that no Default or Event of Default has occurred and is continuing) that the Company notifies the Administrative Agent in writing that the above-referenced covenants have been voluntarily reduced by the Company to the levels specified in clause (i) above for the remaining term of the Loans.

                  "EBIT" means, for any period, and determined in accordance with GAAP (to the extent applicable), the sum of:

                           (a) the consolidated pre-tax income of a Qualified
                  Company acquired by the Company, plus the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for interest expense net of interest income; and

                           (b) for each acquisition of a Qualified Company
                  acquired by the Company during the period for which EBIT is calculated, the sum of the consolidated pre-tax income of such Qualified Company, plus the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for interest expense net of interest income.

                  "Fourth Amendment" means the Fourth Amendment to this Agreement dated as of the Fourth Amendment Date.

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 2

                  "Fourth Amendment Date" means November 9, 2001.

                  "Performance Release Date" shall have the meaning provided in the definition of Amount Limitation.

                  "Qualified High Yield Offerings" means one or more issuances of subordinated, unsecured debt securities by the Company and/or one or more of its Subsidiaries (which may be guaranteed by the Company and any of its Subsidiaries on a subordinated basis) that have (i) subordination terms of which are substantially similar to the BOSC Senior Subordinated Notes Indenture or are more favorable to senior creditors (as determined by the Administrative Agent) or that are otherwise consented-to by the Majority Banks, (ii) covenants that are no more restrictive or materially more burdensome to the Company and/or its Subsidiaries than the BOSC Senior Subordinated Notes Indenture (as determined by the Administrative Agent) or are otherwise consented to by the Majority Banks, (iii) no provisions that restrict in any manner the right of the Company or its Subsidiaries to grant or suffer to exist Liens in their assets or stock in favor of the Agent or any of the Banks to secure the Obligations and (iv) no payments of principal or sinking fund amounts due before, and have maturities that are at least, 180 days after the Tranche C Term Loan Maturity Date.

         Section 2.2 Amendment to Definitions in Section 1.01. The following
                     ----------------------------------------
definitions appearing in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  "Margin" means:

                           (a) with respect to Revolving Loans (including
                  Swingline Advances) and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:


            --------------- -------------- -------------- -------------- -------------- -------------
             Pricing Level       V              IV             III            II             I
            --------------- -------------- -------------- -------------- -------------- -------------
            Funded          Equal  to  or  Equal  to  or  Equal  to  or  Equal  to  or  Less than
            ------          greater than   greater than   greater than   greater than   2.75 to 1.00
            Debt/Pro        5.00 to 1.00   4.00 to 1.00   3.50 to 1.00   2.75 to 1.00
            ---- ---                       and less than  and less than  and less than
            Forma                          5.00 to 1.00   4.00 to 1.00   3.50 to 1.00
            -----
            EBITDA Ratio
            ------------

            --------------- -------------- -------------- -------------- -------------- -------------
            Alternate Base  2.00%          1.75%          1.00%          .75%           .50%
            Rate Margin
            --------------- -------------- -------------- -------------- -------------- -------------
            Eurodollar      3.50%          3.25%          2.50%          2.25%          2.00%
            Margin
            --------------- -------------- -------------- -------------- -------------- -------------
            Commitment      .625%          .625%          .500%          .375%          .375%
            Fee
            --------------- -------------- -------------- -------------- -------------- -------------

                           (b) with respect to Tranche A Term Loans and Tranche
                  B Term Loans and to Alternate Base Rate Advances and

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 3

                  Eurodollar Rate Advances, as applicable, the percentage determined in accordance with the following table:

            ------------------ -------------------- --------------------- -------------------- ------------------
             Pricing Level             IV                    III                   II                   I
            ------------------ -------------------- --------------------- -------------------- ------------------
            Funded Debt/Pro    Equal to or greater  Equal to or greater   Equal to or greater  Less than 3.50 to
            ----------- ---    than 5.00 to 1.00    than 4.00 to 1.00     than 3.50 to 1.00    1.00
            Forma  EBITDA                           and less  than 5.00   and less than 4.00
            -------------                           to 1.00               to 1.00
            Ratio
            -----

            ------------------ -------------------- --------------------- -------------------- ------------------
            Alternate  Base    2.25%                2.00%                 1.25%                1.00%
            Rate Margin
            ------------------ -------------------- --------------------- -------------------- ------------------
            Eurodollar Margin  3.75%                3.50%                 2.75%                2.50%
            ------------------ -------------------- --------------------- -------------------- ------------------

                           (c) with respect to Tranche C Term Loans and to
                  Alternate Base Rate Advances (for the Tranche C Term Loans only) 2.25% and with respect to Tranche C Term Loans and to Eurodollar Advances (for the Tranche C Term Loans only) 3.75%.

                           If sufficient information does not exist to calculate
                  the applicable Margin, Eurodollar Rate Advances shall not be available to the Company and the applicable Margin for Alternate Base Rate Advances shall be deemed to be 2.00% for Revolving Loans and 2.25% for Tranche A Term Loans and Tranche B Term Loans.

                           The pricing, as set forth above, will be effective
                  upon receipt of a compliance certificate and audited financial statements pursuant to Section 6.01 for the fiscal year of the
                                         ------------
                  Company ended December 31, 2001. Notwithstanding the foregoing, until such time, the "Margin" shall be Level IV in the case of Revolving Loans and Level III in the case of Tranche A Term Loans and Tranche B Term Loans.

                  "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name on Schedule
                                                                 --------
         1.01(a), entitled "Revolving Loan Commitment", attached hereto, as the
         -------
         same may be reduced or terminated pursuant to Section 2.18 and/or 9.02.
                                                       ------------        ----

                  "Total Commitment" means the aggregate Commitments of all Banks totaling a maximum of $750,000,000 for all Banks.

                  "Total Revolving Loan Commitment" shall mean $350,000,000, the sum of the Revolving Loan Commitments of each of the Banks, as the same may be terminated or reduced pursuant to Section 2.18 and/or 9.02.
                                                  ------------        ----

         Section 2.3 Amendment to Definition of EBITDA in Section 1.01. The
                     -------------------------------------------------
following is added to the end of the definition of "EBITDA":

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 4

                  Notwithstanding the foregoing, to the extent the following write-offs or reserves have reduced EBITDA, EBITDA (i) will be increased retroactively in the second quarter of fiscal year 2001, by $9,800,000 for historical receivables reserves or write-offs attributable to emerging telecommunications and data company customers, and (ii) may be increased, at the Company's option, in the third and fourth quarter of fiscal year 2001 and the first quarter of fiscal year 2002, by up to $21,000,000 related to future receivables write-offs or reserves from a schedule of $25,700,000 of doubtful or uncollectible receivables previously disclosed to the Administrative Agent in writing. To the extent receivables referred to above are written-off or reserved (and EBITDA is increased to add back such write offs or reserves as provided above) but later collected, the positive effect on EBITDA of such amount of cash collected shall be excluded in calculating EBITDA for the periods in which collected.

         Section 2.4 Addition to Section 2.01(a). The following is added to the
                     ---------------------------
end of Section 2.01(a).

                  Notwithstanding the foregoing, the Outstanding Revolving Credit shall never exceed the Amount Limitation. The Company agrees that it will not permit the Outstanding Revolving Credit to exceed the Amount Limitation, that it will not request any Advance that would, after giving effect thereto, exceed the Amount Limitation and that no Bank shall have any obligation to make any Advance if, after giving effect thereto, the Outstanding Revolving Credit would exceed the Amount Limitation.

         Section 2.5 Amendment to Section 2.01(e). Section 2.01(e) is amended in
                     ----------------------------
its entirety to read as follows: "[omitted intentionally]".

         Section 2.6 Addition to Section 2.07(b)(i). Section 2.07(b)(i) of the
                     ------------------------------
Credit Agreement is hereby amended by adding immediately before the word "Total" found therein the following: "lesser of the Amount Limitation or the".

         Section 2.7 Amendment to Section 2.07(b)(ii). Section 2.07(b)(ii) of
                     --------------------------------
the Credit Agreement is hereby amended and restated in its entirety as follows:


                  (ii) Prepayment from Asset Dispositions. If the Company or any
                       ----------------------------------
         of its Subsidiaries receives Net Proceeds of any Asset Disposition, the Company shall make a prepayment in accordance with the terms of this
         Section in respect of the Obligations equal to the amount of such Net Proceeds and the Revolving Loan Commitment shall be permanently reduced by the amount of such prepayment, in each case as provided in clause (v) below; provided, however, that if no Default or Event of
         ----------        --------  -------
         Default has occurred and is continuing, the Company shall not be required to make such prepayment to the extent that the Net Proceeds from such Asset Dispositions during any fiscal year of the Company do not exceed $5,000,000 in the aggregate. Notwithstanding the foregoing, following the Covenant Reduction Date, provided no Default or Event of Default has occurred and is continuing, the Company shall not be required to make such prepayment to the extent that the Net Proceeds (excluding Net Proceeds reinvested pursuant to this clause (ii)) from such Asset Dispositions during any fiscal year of the

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 5

         Company do not exceed $15,000,000 in the aggregate; provided, further,
                                                             --------  -------
         however, that no such prepayment will be required after the Covenant
         -------
         Reduction Date if and to the extent that the Net Proceeds of any such Asset Disposition is fully re-invested or contracted to be reinvested in productive assets used in the ordinary course of such Person's business within one hundred eighty (180) days of the receipt of such Net Proceeds; and provided, further, however, that none of the
                           --------  -------  -------
         foregoing provisions shall apply to the Net Proceeds of an Approved Securitization (which requires the approval of the Administrative Agent and the Majority Banks), all the Net Proceeds of which shall be applied in accordance with this Section without regard to such prior provisions.

         Section 2.8 Amendment to Section 2.07(b)(iii). Section 2.07(b)(iii) of
                     ---------------------------------
the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iii) Prepayments from Debt Offerings. In the event that the
                        -------------------------------
         Company or any Subsidiary of the Company issues any debt Securities for cash (other than Qualified High Yield Offerings issued prior to September 1, 2001 and other Indebtedness permitted by Section 7.03, other than Section 7.03(o)), no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Company shall make a prepayment in respect of the Obligations equal to the amount of the Net Proceeds thereof in prepayment of the Loans as provided in clause (v) below.

         Section 2.9 Amendment to Section 2.07(b)(iv). Section 2.07(b)(iv) of
                     --------------------------------
the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iv) Prepayments from Equity Offerings. In the event that the
                       ---------------------------------
         Company or any Subsidiary of the Company issues Capital Stock for cash (other than pursuant to employee benefit plans sponsored by the Company) no later than the third Business Day following the date of receipt of the Net Proceeds from such issuance, the Company shall make a prepayment in respect of the Loans in an amount equal to fifty (50%) percent of the amount of such Net Proceeds in prepayment of the Loans as provided in clause (v) below; provided, however, that such mandatory
                                          --------  -------
         prepayment shall be reduced to zero (0%) percent of such proceeds when the Company's Funded Debt to pro forma EBITDA ratio (calculated and determined as provided in Section 7.11) is less than or equal to 2.00
                                   ------------
         to 1.00 at the end of the Company's most recently completed fiscal quarter.

         Section 2.10 Amendment to Section 2.07(b)(v). Section 2.07(b)(v) of the
                      -------------------------------
Credit Agreement is hereby amended and restated in its entirety as follows:

                  (v) Application of Proceeds of Prepayments. Prepayments made
                      --------------------------------------
         pursuant to clause (i) above shall be applied to the Revolving Loans
                     ----------
         without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (ii) above shall be applied pro rata to all of
                          -----------
         the Loans (and pro rata with respect to each remaining installment (including the final installment) of the Term Loans), with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Prepayments made pursuant to clauses (iii) and (iv) above shall be applied to prepayment of the

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 6

         Loans pro rata (and as to the Term Loans, pro rata with respect to each remaining installment of principal, including the final installment due on the Term Loans), with a concurrent reduction in the Revolving Loan Commitments in the amount of any prepayment of the Revolving Loans. Notwithstanding the foregoing, once the Total Revolving Loan Commitment is reduced to $300,000,000, subsequent prepayments made pursuant to clauses (iii) and (iv) above shall be applied, at the Company's option, to (a) the Term Loans pro rata with respect to each remaining installment of principal (including the final installment due on the Term Loans) or (b) pro rata to all of the Loans (and pro rata with respect to each remaining installment of principal (including the final installment) of the Term Loans) with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans. Anything herein to the contrary notwithstanding, so long as any Tranche A Term Loan or Tranche B Term Loan is outstanding, any holder of a Tranche C Term Loan shall have the right to refuse to be prepaid its portion of any prepayment pursuant to this
         Section 2.07(b). In such event, the prepayment refused by such holder
         ---------------
         of a Tranche C Term Loan shall be allocated as provided in this clause (v) to holders of Loans other than holders of a Tranche C
         ----------
         Term Loan.

         Section 2.11 Amendment to Section 2.07(b)(vi). Section 2.07(b)(vi) of
                      --------------------------------
the Credit Agreement is hereby amended by inserting the phrase "issued prior to September 1, 2001" after the word "Offerings" in the third line of clause (vi).

         Section 2.12 Addition to Section 3.01(a). Section 3.01(a) of the Credit
                      ---------------------------
Agreement is hereby amended by adding to the end of Section 3.01(a) the following:

                  Additionally, no Issuing Bank shall have any obligation to issue a Letter of Credit if the stated amount thereof, when added to the Outstanding Revolving Credit, would exceed the Amount Limitation.

         Section 2.13 Addition of Section 6.12. The Credit Agreement is hereby
                      ------------------------
amended by adding thereto a new Section 6.12 that reads as follows:


                  Section 6.12 Monthly Reporting. Until the Covenant Reduction
                               -----------------
         Date, as soon as available, and in any event within thirty-five (35) days after the end of each month (except for each month that is also the last month of a fiscal quarter) of the Company, the Company shall deliver to the Administrative Agent both paper and electronic copies of
         (i) the consolidated balance sheet and related statements of income and cash flow for such month, all of which shall be certified by the chief financial officer or chief accounting officer or treasurer of the Company as fairly representing, in all material respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments and the absence of footnotes and (ii) a consolidated receivables aging summary for the Company and its Subsidiaries as of the end of the preceding month.

         Section 2.14 Addition of Section 6.13. The Credit Agreement is amended
                      ------------------------
by adding thereto a new Section 6.13 that reads as follows:

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 7

                  Section 6.13 Annual Budget. As soon as available, and in any
                               -------------
         event within sixty (60) days after the first day of each fiscal year of the Company, the Company shall deliver to the Administrative Agent both paper and electronic copies of the Company's consolidated annual budget for such fiscal year.

         Section 2.15 Addition of Section 6.14. The Credit Agreement is amended
                      ------------------------
by adding thereto a new Section 6.14 that reads as follows:

                  Section 6.14. Certain Additional Information. As soon as
                                ------------------------------
         available, and in any event within fifty (50) days of the end of each fiscal quarter of the Company, the Company shall deliver to the Administrative Agent both paper and electronic copies of (i) a comparison of the information provided in clause (a) of Section 6.01
                                                                 ------------
         hereof with the budgeted figures for the time period and (ii) a schedule listing by name and dollar amount any receivables that have been written off as provided in clause (ii) of the last sentence of the definition of EBITDA found in Section 1.01 hereof, and a similar
                                       ------------
         listing of any such receivables that have been collected subsequent to being written-off.

         Section 2.16 Amendment to Section 7.02. Section 7.02 of the Credit
                      -------------------------
Agreement is amended by redesignating the existing Section as subpart (a) and adding the following provision thereto:


                  (b) Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition if the aggregate consideration due the Company or any of its Subsidiaries is greater than $20,000,000, unless the Administrative Agent shall have received (i) a fairness opinion, in form and substance and issued by a Person, reasonably acceptable to the Administrative Agent, authorized by the Company's board of directors and (ii) a pro forma compliance certificate demonstrating that no Default or Event of Default will exist after giving effect to such Asset Disposition.


         Section 2.17 Amendment to Section 7.03(k). Section 7.03(k) of the
                      ----------------------------
Credit Agreement is hereby amended and restated in its entirety as follows:

                  (k) (1) until the Covenant Reduction Date, other Indebtedness not to exceed $100,000,000 in the aggregate (measured as of the date of incurrence), meeting the following criteria: (i) such Indebtedness is subordinate to the Obligations on terms and conditions satisfactory to the Administrative Agent, (ii) none of such Indebtedness matures prior to one hundred eighty (180) days after the maturity and payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment, (iii) no payments or prepayments of principal or sinking fund amounts shall be made in respect of such indebtedness prior to one hundred eighty (180) days after payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment, and (iv) seventy-five (75%) percent of the Net Proceeds of the Indebtedness are used to reduce the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, and the Total Tranche C Term Loan Commitment, pro rata (and pro rata to each remaining installment, including the final installment); and

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 8

                           (2) after the Covenant Reduction Date, other
         Indebtedness of up to $100,000,000 (inclusive of Indebtedness permitted in Section 2.17(k)(1) above) in the aggregate (measured as of the date of issuance) meeting the following criteria: (i) such Indebtedness is either debt subordinate to the Obligations on terms and conditions satisfactory to the Administrative Agent or unsecured Indebtedness,
         (ii) none of such Indebtedness matures prior to one hundred eighty
         (180) days after the maturity and payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment,
         (iii) no payments or prepayments of principal or sinking fund amounts shall be made in respect of such indebtedness prior to one hundred eighty (180) days after payment in full of the Tranche C Term Loans and termination of the Total Tranche C Term Loan Commitment, and (iv) forty (40%) percent of the Net Proceeds of the Indebtedness in the case of subordinate Indebtedness and sixty (60%) percent of the Net Proceeds of the Indebtedness in the case of unsecured Indebtedness are used to reduce the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment, and the Total Tranche C Term Loan Commitment, pro rata (and pro rata to each remaining installment, including the final installment);

         Section 2.18 Amendment to Section 7.03(l). Section 7.03(l) is amended
                      ----------------------------
and restated to read in its entirety as follows:

                  "(l) other outstanding Indebtedness permitted under this Agreement prior to the Fourth Amendment Date."

         Section 2.19 Amendment of Section 7.03(n). Section 7.03(n) of the
                      ----------------------------
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (n) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or indebtedness assumed by the Company or any Wholly-Owned Domestic Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "Permitted Acquired Debt"), not to
                                           -----------------------
         exceed (i) $5,000,000 until the Covenant Reduction Date, or (ii) $25,000,000 on or after the Covenant Reduction Date, at any one time outstanding in the aggregate for all such Indebtedness, so long as such Indebtedness was not incurred in connection with or in anticipation or contemplation of such Permitted Acquisition;

         Section 2.20 Amendment to Sections 7.03(p) and (r). Sections 7.03(p)
                      ---------------------------------------
and (r) of the Credit Agreement are amended and restated in their entirety to read as follows: "[omitted intentionally]".

         Section 2.21 Amendment of Section 7.05(e). Section 7.05(e) of the
                      ----------------------------
Credit Agreement is amended and restated to read in its entirety as follows:

                     (e) other Investments made after the Fourth Amendment Date, including Investments in the form of loans, leases or advances to customers of the Company and its Subsidiaries made to finance the acquisition of equipment by such customers, not exceeding (i) $5,000,000 until the Covenant Reduction Date

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 9 and (ii) $75,000,000 after the Covenant Reduction Date (in each case measured as of the date of the investment) in the aggregate at any one time outstanding;

         Section 2.22 Amendment to Section 7.05(k). Section 7.05(k) of the
                      ----------------------------
Credit Agreement is amended and restated in its entirety to read as follows:

                  "(k) other outstanding Investments permitted under this Agreement prior to the Fourth Amendment Date."

         Section 2.23 Amendment to Section 7.06. Section 7.06 of the Credit
                      -------------------------
Agreement is amended and restated to read in its entirety as follows:


                  Section 7.06 Restricted Payments. The Company will not use
                               -------------------
         cash to pay any dividends or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of Capital Stock of the Company or any warrants, rights or options to acquire any such Capital Stock, now or hereafter outstanding or make any cash payment to any Affiliate of the Company (other than a Wholly-Owned Subsidiary) with respect to any management service operations, advisory or similar expense, except to the extent that the consideration therefor is approved by the Majority Banks or otherwise is permitted by Section 7.09 other than clause (v); provided,
                                   ------------
         the Company may: (i) complete the Common Stock Repurchase, (ii) purchase shares of Common Stock and options to purchase Common Stock out of the proceeds of the $150,000,000 investment in the Company by BOSS II, LLC not required for the Common Stock Repurchase; (iii) after the Covenant Reduction Date, repurchase its Common Stock, including Common Stock to be reissued in connection with acquisitions, provided that the aggregate amount of all such repurchases from and after February 22, 2000 (excluding repurchases permitted by clauses (i) and
         (ii) above) shall not exceed $30,000,000; plus the aggregate amount of cash paid to acquire shares of Common Stock after the Effective Date that are reissued (or shall be reissued within 180 days of the acquisition thereof) as part of the consideration paid to a seller in connection with an acquisition permitted hereby; (iv) redeem or purchase shares of the Company Common Stock or options to purchase the Company Common Stock, as the case may be, held by former employees of the Company or any of its Subsidiaries following the termination of their employment (by death, disability or otherwise), provided that (x)
                                                               --------
         the only consideration paid by the Company in respect of such redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Shareholder Subordinated Notes, (y) the sum of (A) the aggregate amount paid by the Company in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of liabilities so forgiven plus (C) the aggregate amount of all cash principal and interest payments made on Shareholder Subordinated Notes, in each case after the Effective Date, shall not exceed $5,000,000 through the Covenant Reduction Date, increasing to $10,000,000 once the Covenant Reduction Date shall have occurred and (z) at the time of any cash payment or forgiveness of liabilities permitted to be made pursuant to this Section 7.06(iv), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; (v) so long as no Default or Event of Default exists or would result therefrom, from and after the Covenant

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 10

         Reduction Date, pay regularly accruing cash dividends on Preferred Stock, with such dividends to be paid in accordance with the terms of the respective statement of designation therefor, but not otherwise; and (vi) pay cash in lieu of fractional shares of Common Stock issued in connection with a conversion of Preferred Stock into Common Stock in accordance with the relevant provisions of the statement of designation therefor, so long as the aggregate amount of all cash paid pursuant to this clause (vi) does not exceed $75,000 in any calendar year.

         Section 2.24 Amendment to Section 7.11. Section 7.11 of the Credit
                      -------------------------
Agreement is hereby amended and restated in its entirety as follows:

                  Section 7.11. Funded Debt to Pro Forma EBITDA Ratio. The
                                -------------------------------------
         Company will not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended September 30, 2001), the ratio of its Funded Debt to pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, ending on each date as set forth below, to be greater than:

 --------------------------------------- ---------------------------------------

               Period Ending                    Funded Debt Ratio
               -------------                    -----------------

 --------------------------------------- ---------------------------------------
 September 30, 2001                                3.75 to 1.00
 --------------------------------------- ---------------------------------------
 December 31, 2001                                 4.75 to 1.00
 --------------------------------------- ---------------------------------------
 March 31, 2002                                    5.25 to 1.00
 --------------------------------------- ---------------------------------------
 June 30, 2002                                     5.75 to 1.00
 --------------------------------------- ---------------------------------------
 September 30, 2002                                5.25 to 1.00
 --------------------------------------- ---------------------------------------
 December 31, 2002                                 5.00 to 1.00
 --------------------------------------- ---------------------------------------
 March 31, 2003                                    4.75 to 1.00
 --------------------------------------- ---------------------------------------
 June 30, 2003                                     4.25 to 1.00
 --------------------------------------- ---------------------------------------
 September 30, 2003                                4.00 to 1.00
 --------------------------------------- ---------------------------------------
 December 31, 2003 and thereafter                  3.50 to 1.00
 --------------------------------------- ---------------------------------------

         Section 2.25 Amendment to Section 7.12. Section 7.12 of the Credit
                      -------------------------
Agreement is hereby amended and restated in its entirety as follows:


                  Section 7.12 Senior Debt to Pro Forma EBITDA Ratio. The
                               -------------------------------------
         Company will not permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended September 30, 2001), the ratio of Senior Debt to its pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, ending on each date set forth below, to be greater than:

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 11

--------------------------------------- ----------------------------------------

              Period Ending                      Senior Debt Ratio
              -------------                      -----------------

--------------------------------------- ----------------------------------------
September 30, 2001                                  2.75 to 1.00
--------------------------------------- ----------------------------------------
December 31, 2001                                   3.00 to 1.00
--------------------------------------- ----------------------------------------
March 31, 2002                                      3.25 to 1.00
--------------------------------------- ----------------------------------------
June 30, 2002                                       3.75 to 1.00
--------------------------------------- ----------------------------------------
September 30, 2002                                  3.25 to 1.00
--------------------------------------- ----------------------------------------
December 31, 2002                                   3.25 to 1.00
--------------------------------------- ----------------------------------------
March 31, 2003                                      3.00 to 1.00
--------------------------------------- ----------------------------------------
June 30, 2003 and thereafter                        2.50 to 1.00
--------------------------------------- ----------------------------------------

         Section 2.26 Amendment to Section 7.13. Section 7.13 of the Credit
                      -------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 7.13. Capital Expenditures. During the fourth quarter
                                --------------------
         of fiscal year 2001, and during each fiscal year thereafter during the term hereof, the Company will not permit non-acquisition related Capital Expenditures (including Capitalized Lease Obligations but excluding Janitorial Equipment) to be greater than the following, calculated in each case as of the last day of the fiscal year: (i) fourth quarter of fiscal year 2001, $9,000,000, (ii) fiscal year 2002, $45,000,000, (iii) fiscal year 2003 and each fiscal year thereafter until the Covenant Reduction Date, $55,000,000, and (iv) each fiscal year ending after the Covenant Reduction Date, $80,000,000. Notwithstanding the foregoing, up to $5,000,000 of any unused portion of Capital Expenditures for fiscal years 2001 and 2002 may be carried over to fiscal years 2002 and 2003, respectively, and up to $10,000,000 of any unused portion of Capital Expenditures for fiscal years 2003 and 2004 may be carried over to fiscal years 2004 and 2005, respectively.

         Section 2.27 Amendment to Section 7.14. Section 7.14 of the Credit
                      -------------------------
Agreement is hereby amended and restated in its entirety as follows:

                  Section 7.14 Fixed Charge Coverage Ratio. The Company will not
                               ---------------------------
         permit, as of the last day of any fiscal quarter (beginning with the fiscal quarter ended September 30, 2001), the ratio of (a) pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four
         (4) quarter basis, minus non-acquisition Capital Expenditures (including Capitalized Lease Obligations but excluding Janitorial Equipment) actually made during the preceding four fiscal quarters, to
         (b) the sum of (without duplication): (i)(A) cash interest expense net
                 ------
         of interest income, (B) scheduled amortization of principal of the Term Loans and any other amortizing loans and scheduled payments in respect of Capitalized Lease Obligations, and (C) mandatory cash dividends paid on Preferred Stock, all calculated for the preceding four (4) quarters on a rolling four (4) quarter basis,

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 12 plus (ii) 1/7th of the average of Revolving Loan Advances outstanding under this Agreement during such period to be less than the following as of the end of the applicable period set forth below:

    -----------------------------------------------------------------------
          Period Ending                        Fixed Charge Coverage Ratio
          -------------                        ---------------------------
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        September 30, 2001                            1.40 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        December 31, 2001                             1.25 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        March 31, 2002                                1.20 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        June 30, 2002                                 1.00 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        September 30, 2002                            1.00 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        December 31, 2002                             1.05 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        March 31, 2003                                1.10 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        June 30, 2003                                 1.10 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        September 30, 2003                            1.25 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
        December 31, 2003 and thereafter              1.30 to 1.00
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

   Section 2.28   Amendment to Section 7.15(a).  Section 7.15(a) of the Credit
               ----------------------------
Agreement is amended and restated in its entirety as follows:

               (a)Subject to the provisions of this Section 7.15 and the
                                                    ------------
        requirements contained in the definition of Permitted Acquisition, the Company and any of its Wholly-Owned Domestic Subsidiaries may, from time to time, effect Permitted Acquisitions, so long as: (in each case except to the extent the Majority Banks otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) such Permitted Acquisitions, if made before the Covenant Reduction Date, shall not exceed $5,000,000 (in cash or other property other than Capital Stock of the Company or a Subsidiary) in the aggregate in any fiscal year of the Company, or if made on or after the Covenant Reduction Date, such Permitted Acquisitions shall not exceed $75,000,000 (in cash or other property other than Capital Stock of the Company or a Subsidiary) in the aggregate in any fiscal year of the Company; and (iii) if the consideration paid by the Company consists of Capital Stock of the Company or a combination of cash or other property (not to exceed the limitations set forth in clause (ii) above) and Capital Stock of the Company (A) the entity to be acquired had a positive EBIT for the preceding fiscal year, as demonstrated by such entity's audited financial statements or other financial statements satisfactory to the Administrative Agent that are true and correct in all material respects based on the Company's knowledge and due diligence, and for the portion of the current fiscal year ended with the most recent fiscal quarter, and (B) the Company delivers to the

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 13

         Administrative Agent (1) financial statements, in form and substance satisfactory to the Administrative Agent, demonstrating compliance with clause (A) above, and (2) a pro forma compliance certificate prepared after giving effect to and including the financial information of the entity to be acquired for the most recent four (4) fiscal quarters, demonstrating no Default or Event of Default exists.

         Section 2.29 Addition of Schedule 1.01(a). Schedule 1.01(a), which is
                      ----------------------------
appended to this Amendment, is added to the Credit Agreement as Schedule 1.01(a) thereto.

         Section 2.30 Deletion of Revolving Loan Commitment. The amount listed
                      -------------------------------------
below the heading "Revolving Loan Commitment" on each Bank's signature page of the Credit Agreement is deleted in its entirety, Schedule 1.01(a) now reflecting the Revolving Loan Commitment of each Bank.

                                   ARTICLE 3

                  Ratifications, Representations and Warranties
                  ---------------------------------------------

         Section 3.1 Ratifications. The terms and provisions set forth in this
                     -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

         Section 3.2 Representations and Warranties. The Company hereby
                     ------------------------------
represents and warrants to the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the certificate or articles of incorporation, other organizational documents or bylaws of the Company or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); and (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                                   ARTICLE 4

                                  Miscellaneous
                                  -------------

         Section 4.1 Conditions to Effectiveness. This Amendment shall be
                     ---------------------------
effective upon the execution hereof by the Company, Majority Banks and the Administrative Agent and upon the occurrence of or delivery to the Administrative Agent of the following:

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 14

          (a) Payment of Fees.  The Company  shall have paid the fees set out in
              ---------------
     the October 18, 2001 Fee Letter from the Administrative Agent to the Company, including payment to the Administrative Agent for the ratable benefit of the Banks approving the Fourth Amendment by the Fourth Amendment Date of a fully earned, non-refundable amendment fee equal to 20 basis points times the Commitments of such Banks, after giving effect to the reduced Revolving Loan Commitment of each Bank;

          (b)  Resolutions.  Resolutions  of the  board  of  directors  or other
               -----------
     appropriate body of the Company and each Subsidiary certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party;

          (c) Incumbency  Certificate.  A certificate of incumbency certified by
              -----------------------
     the Secretary or an Assistant Secretary or other analogous officer or representative of the Company and each Subsidiary certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Documents to which such Person is or is to be a party (including any certificates contemplated herein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby;

          (d) Articles or Certificates of Incorporation,  etc.  Certified copies
              -----------------------------------------------
     of any amendments of or other changes to the articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Company since June 8, 2001, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of the Company and dated as of a current date;

          (e) Bylaws.  Certified copies of any amendments of or other changes to
              ------
     the bylaws or other analogous constitutional document of the Company since June 8, 2001, certified by the Secretary or an Assistant Secretary or other analogous officer or representative of such Person;

          (f) Government Certificates.  Certificates of appropriate officials as
              -----------------------
     to the existence and good standing, status or compliance, as applicable, of the Company in its jurisdiction of incorporation or organization and any and all jurisdictions where the Company is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a current date;

          (g)  Payment of Fees and  Expenses.  The  Company  shall have paid all
               -----------------------------
     reasonable costs, fees, expenses (including, without limitation, legal fees and expenses and filing fees) and compensation contemplated hereby of or incurred by the Banc of America Securities, LLC ("BAS") and the Administrative Agent and their counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment and the Credit Agreement;

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 15

          (h) No Prohibitions. A certificate of an officer of the Company to the
              ---------------
     effect that no Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Amendment or any other Loan Document to be delivered in connection herewith, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Amendment or the other Loan Documents to be delivered in connection herewith;

          (i) Representations and Warranties. The representations and warranties
              ------------------------------
     contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Fourth Amendment Date as if made on the Fourth Amendment Date;

          (j) Default. No Default or Event of Default shall have occurred and be
              -------
     continuing after giving effect to this Amendment, and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be a Default or Event of Default;

          (k)  Compliance  Certificate.  The  Company  shall  have  submitted  a
               -----------------------
     compliance certificate in form and substance satisfactory to the Administrative Agent, showing no Default or Event of Default exists after giving effect to this Amendment;

          (l) Investment Certificate. The Company shall have submitted, at least
              ----------------------
     three Business Days before the Fourth Amendment Date, a description, in form and substance satisfactory to the Administrative Agent, of all commitments of the Company and its Subsidiaries to make Investments in, acquire the Indebtedness of, or acquire the Capital Stock of any Person to the Administrative Agent;

          (m) Material Adverse Change. Except as previously disclosed in writing
              -----------------------
     to the Banks, since December 31, 2000, there shall have been no Material Adverse Effect in the consolidated financial condition (including the business, assets, operations or condition, financial or otherwise) of the Company, its Affiliates, or any Guarantor;

          (n) Delivery of Documents.  All of the documentation  pursuant to this
              ---------------------
     Amendment and the other Loan Documents, shall be delivered and in form and substance satisfactory to BAS, the Administrative Agent and Majority Banks;

          (o)  Opinions of Counsel.  Opinions  addressed  to the  Administrative
               -------------------
     Agent and the Banks from Bracewell & Patterson, L.L.P. and the General Counsel to the Company, as to such matters as the Administrative Agent may reasonably request; and

          (p) Proceedings  Satisfactory.  All matters and  proceedings  taken in
              -------------------------
     connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Administrative Agent and its counsel.

The Company shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 4.1 to permit the Administrative Agent to distribute a copy of the same to each Bank.

FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 16

     Section 4.2 Survival of Representations and Warranties. All representations
                 ------------------------------------------
and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Banks or the Administrative Agent shall affect the representations and warranties or the right of the Banks or the Administrative Agent to rely upon them.

     Section 4.3  Reference  to Credit  Agreement.  Each of the Loan  Documents,
                  -------------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.4  Expenses of Agent.  As provided in the Credit  Agreement,  the
                  -----------------
Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

     Section 4.5  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section  4.6  Applicable  Law.  THIS  AMENDMENT  SHALL BE  GOVERNED  BY AND
                   ---------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 4.7  Successors  and  Assigns.  This  Amendment is binding upon and
                  ------------------------
shall inure to the benefit of the Company, the Banks and the Administrative Agent and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 4.8  Counterparts.  This  Amendment  may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.9 Effect of Waiver. No consent or waiver,  express or implied, by
                 ----------------
the Banks to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.10 Headings.  The headings,  captions,  and arrangements  used in
                  --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.11 ENTIRE  AGREEMENT.  THIS AMENDMENT AND ALL OTHER  INSTRUMENTS,
                  -----------------
DOCUMENTS  AND  AGREEMENTS  EXECUTED  AND  DELIVERED  IN  CONNECTION  WITH  THIS
AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND


FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 17

UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 4.12 Reaffirmation of Guaranty.  The undersigned  Guarantors of the
                  -------------------------
obligations of the Company to the Banks under the Credit Agreement and the other Loan Documents each hereby: (i) consents to the execution and delivery of the foregoing Amendment, (ii) agrees that the Amendment shall not limit or diminish the obligations of the undersigned under the Credit Agreement as Guarantors,
(iii) reaffirms its obligations under its guaranty, (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed, and (v) agrees that for all purposes it is a party (as a Guarantor) to the Credit Agreement as amended hereby.













































FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 18

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                         THE COMPANY:

                                         ENCOMPASS SERVICES CORPORATION


                                         By:  ----------------------------------
                                         Name:       Darren B. Miller
                                         Title:      Senior Vice President












































SIGNATURE PAGES TO
FOURTH AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

A-1 Mechanical of Lansing, Inc.
AA Advance Air, Inc.
A-ABC Appliance, Inc.
A-ABC Services, Inc.
AA Jarl, Inc.
Air Conditioning, Plumbing & Heating Service Co., Inc.
Aircon Energy Incorporated
Air Systems, Inc.
Airtron, Inc.
Airtron of Central Florida, Inc.
American Air Company, Inc.
AMS Arkansas, Inc.
Atlantic Industrial Constructors, Inc.
B&R Electrical Services, Inc.
Barr Electric Corp.
Building One Commercial, Inc.
Building One Service Solutions, Inc.
BUYR, Inc.
Callahan Roach Products & Publications, Inc.
Cardinal Contracting Corporation
Central Carolina Air Conditioning Company
Chapel Electric Co.
Charlie Crawford, Inc.
ChIP Corp.
Clark Converse Electric Service, Inc.
Colonial Air Conditioning Company
Commercial Air Holding Company
CONCH Republic Corp.

Continental Electrical Construction Co.
Costa and Rihl, Inc.
Costner Brothers, Inc.
C.R. Hipp Construction Co., Inc.
Delta Innovations, Ltd., a limited liability company,
        by Roth Companies Incorporated, its sole member
Divco, Inc.
Dynalink Corporation
EET Holdings, Inc.
Electrical Contracting, Inc.
Encompass Capital, Inc.
     (formerly Commercial Air, Power & Cable, Inc., successor by merger to Central Air Conditioning Contractors, Inc. and Tower Electric Company)
Encompass Capital, L.P., by CONCH Republic Corp., its general partner Encompass Central Plains, Inc. (formerly The Lewis Companies, Inc.) Encompass Design Group, Inc.

SIGNATURE PAGES TO
FOURTH AMENDMENT TO CREDIT AGREEMENT

         (formerly Engineering Design Group, Inc.)
Encompass Electrical Technologies Central Tennessee, Inc.
Encompass Electrical Technologies Eastern Tennessee, Inc.
Encompass Electrical Technologies - Florida, LLC,
          by EET Holdings, Inc., its sole member
Encompass Electrical Technologies Georgia, Inc.
Encompass Electrical Technologies, Inc.
         (formerly Oil Capital Electric, Inc.)
Encompass Electrical Technologies Jacksonville, Inc.
Encompass Electrical Technologies - Midwest, Inc.
         (formerly Town & Country Electric, Inc., successor by merger to Cramar Electric, Inc., Pro Wire Security Systems, Inc.,
         SKCE, Inc. and SKC Electric, Inc.)
Encompass Electrical Technologies North Carolina, Inc.
Encompass Electrical Technologies North Florida, Inc.
Encompass Electrical Technologies of Nevada, Inc.
Encompass Electrical Technologies of New England, Inc.
Encompass Electrical Technologies of Texas, Inc.
Encompass Electrical Technologies Projects Group, Inc.
Encompass Electrical Technologies - Rocky Mountains, Inc.
Encompass Electrical Technologies South Carolina, Inc.
Encompass Electrical Technologies Southeast, Inc.
Encompass Electrical Technologies Western Tennessee, Inc.
Encompass Facility Services, Inc.
Encompass Global Technologies, Inc.
Encompass Ind./Mech. of Texas, Inc.
Encompass Mechanical Services - Rocky Mountains, Inc.
         (formerly Robinson Mechanical Company)
Encompass Mechanical Services Southeast, Inc.
         (successor by merger to Del-Air Service Company, Inc. and
         Sibley Services, Incorporated)
Encompass Plumbing, Inc.
Encompass Power Services, Inc. (formerly EDG Power Group, Inc.)
Encompass Services Holding Corp.
Encompass Services Indiana L.L.C.
         by Airtron, Inc., Cardinal Contracting Corporation, Paul E. Smith Co., Inc., and Roth Companies Incorporated, its members
ESR PC, L.P., by CONCH Republic Corp., its general partner
Evans Services, Inc.
FacilityDirect.com, LLC,
         by Building One Service Solutions, Inc., its sole member
Ferguson Electric Corporation
Fred Clark Electrical Contractor, Inc.
Gamewell Mechanical, Inc.
Garfield-Indecon Electrical Services, Inc.
Gilbert Mechanical Contractors, Inc.

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

Gregory Electric, Inc.
GroupMAC Texas L.P.,
         by Encompass Services Holding Corp., its general partner
Gulf States, Inc.
Hallmark Air Conditioning, Inc.
HPS Plumbing Services, Inc.
Hungerford Mechanical Corporation
HVAC Services, Inc.
Interstate Building Services, L.L.C.,
         by Building One Service Solutions, Inc., its sole member
Isla Morada LLC, by CONCH Republic Corp., its sole member
Ivey Mechanical Services, L.L.C.,
         by Encompass Mechanical Services Southeast, Inc., its sole member

K&N Plumbing, Heating and Air Conditioning, Inc.
Laney's, Inc.
Lexington/Ivey Mechanical Company, L.L.C., by Encompass Mechanical Services Southeast, Inc., its sole member

Linford Service Co.
L.T. Mechanical, Inc.
MacDonald-Miller Co., Inc.
MacDonald-Miller Industries, Inc.
MacDonald-Miller of Oregon, Inc.
MacDonald-Miller Service, Inc.
Masters, Inc.
Mechanical Services of Orlando, Inc.
Merritt Island Air & Heat, Inc.
National Network Services, Inc.
Omni Mechanical Company
Omni Mechanical Services,
         by Omni Mechanical Company,  its general partner
Pacific Rim Mechanical Contractors, Inc.
Paul E. Smith Co., Inc.
Phoenix Electric Company
Ray's Plumbing Contractors, Inc.
         (formerly Ray and Claude Goodwin, Inc.)
Regency Electric Company South Florida Office, Inc.
Reliable Mechanical, Inc.
Riviera Electric of California, Inc.
Romanoff Electric Corp.
Roth Companies Incorporated
Sanders Bros., Inc.
Sequoyah Corporation

S. L. Page Corporation (successor by merger to Hydro Cooling, Inc.) Snyder Mechanical

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

Southeast Mechanical Service, Inc.
Stephen C. Pomeroy, Inc.
Sterling Air Conditioning, Inc.
Sun Plumbing, Inc.
Taylor-Hunt Electric, Inc.
Team Mechanical, Inc.
The Farfield Company
Tri-City Electrical Contractors, Inc.
Tri-M Corporation
Tri-State Acquisition Corp.
United Acquisition Corp.
United Service Alliance, Inc.
Van's Comfortemp Air Conditioning, Inc.
Vantage Mechanical Contractors, Inc.
Vermont Mechanical, Inc.
Wade's Heating & Cooling, Inc.
Watson Electrical Construction Co.
Wayzata, Inc.
Wiegold & Sons, Inc.
Willis Refrigeration, Air Conditioning & Heating, Inc.
Wilson Electric Company, Inc.
Yale Incorporated



By:    ------------------------------------------------------------------------
Name:  Gray H. Muzzy
Title: Vice President
       Acting on Behalf of Each of the Above



Encompass Management Co.


By:    ------------------------------------------------------------------------
Name:  Gray H. Muzzy
Title: Senior Vice President


















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

                                     ADMINISTRATIVE AGENT/BANK:

                                     BANK OF AMERICA, N.A.
                                     as Administrative Agent and Individually, as a Bank


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:













































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

                                      SYNDICATION-AGENT/BANK:

                                      THE CHASE MANHATTAN BANK,
                                      as Syndication Agent and
                                      Individually, as a Bank

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:














































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

                                       DOCUMENTATION AGENT/BANK:

                                       FIRST UNION NATIONAL BANK
                                       as Documentation Agent and
                                       Individually, as a Bank

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:














































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

                                      BANKS:

                                      ABN-AMRO BANK NV


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:









































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

                                      BANK AUSTRIA CREDITANSTALT
                                      CORPORATE FINANCE, INC.


                                      By:
                                         Name:
                                         Title:


                                      By:
                                         Name:
                                         Title:












































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

                                                     THE GOVERNOR AND COMPANY OF
                                                     THE BANK OF IRELAND


                                                     By:
                                                           ---------------------
                                                           Name:
                                                           Title:


                                                     By:
                                                           ---------------------
                                                           Name:
                                                           Title:



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

                                                         THE BANK OF NOVA SCOTIA


                                                         By:
                                                               -----------------
                                                               Name:
                                                               Title:




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

                                           BANK ONE, N.A.


                                           By:
                                                 -------------------------------
                                                 Name:     John J. Zollinger, IV
                                                 Title:    Associate Director



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

                                              BANKBOSTON, N.A.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             BANKERS TRUST COMPANY


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             CITICORP USA, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             COMERICA BANK


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             MANAGING AGENT/LENDER:

                                             CREDIT LYONNAIS
                                             NEW YORK BRANCH


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             GMAC COMMERCIAL CREDIT LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


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

                                          MERCANTILE BANK NATIONAL ASSOCIATION


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:




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

                                             THE MITSUBISHI TRUST AND
                                             BANKING CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             NATIONAL CITY BANK OF
                                             KENTUCKY


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                          BNP PARIBAS


                                          By:
                                                --------------------------------
                                                Name:  Angela Bentley
                                                Title: Associate


                                          By:
                                                --------------------------------
                                                Name:  Aurora Abella
                                                Title: Vice President



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

                                             SOVEREIGN BANK


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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

                                             THE SUMITOMO TRUST & BANKING
                                             CO., LTD., NEW YORK BRANCH


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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

                                             UNION BANK OF CALIFORNIA, N.A.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             TEXTRON FINANCIAL CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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

                                             VAN KAMPEN PRIME RATE INCOME TRUST

                                             BY:   VAN KAMPEN INVESTMENT
                                                         ADVISORY CORP


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             VAN KAMPEN SENIOR INCOME TRUST

                                             BY:   VAN KAMPEN INVESTMENT
                                                   ADVISORY CORP


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             VAN KAMPEN CLO I, LIMITED

                                             BY:   VAN KAMPEN MANAGEMENT
                                                   INC., as Collateral Manager

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             VAN KAMPEN CLO II, LIMITED

                                             BY:   VAN KAMPEN MANAGEMENT
                                                   INC., as Collateral Manager

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:




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

                                             BANK LEUMI USA

                                             By:
                                                 -------------------------------
                                                 Joung Hee Hong
                                                 Vice President



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

                                             STEIN ROE FLOATING RATE
                                             LIMITED LIABILITY COMPANY

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             LIBERTY-STEIN ROE ADVISOR
                                             FLOATING RATE ADVANTAGE FUND


                                             BY: STEIN ROE & FARNHAM
                                                 INCORPORATED, as Advisor

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:





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

                                             MORGAN STANLEY DEAN WITTER
                                             PRIME INCOME TRUST


                                             By:
                                                 -------------------------------
                                                 Name:  Peter Gewirtz
                                                 Title: Vice President



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

                                             NATIONAL CITY BANK


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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FOURTH AMENDMENT TO CREDIT AGREEMENT

                                             ZERMATT CBO


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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

                                             HELLER FINANCIAL, INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



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

                                             FIRST DOMINION FUNDING I


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                             FIRST DOMINION FUNDING II


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


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
                                                 -------------------------------

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:





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

                                Schedule 1.01(a)



Name of Bank                                           Revolving Loan Commitment
------------                                           -------------------------

                       [TO COME FROM ADMINISTRATIVE AGENT]